CONVERTIBLE DEBENTURE AGREEMENT

This Convertible Debenture Agreement is made by and between GOLDEN EAGLE INTERNATIONAL, INC. (the “Borrower”), a corporation organized under the laws of Colorado, and ALOHA HOLDINGS, INC., a corporation organized under the laws of Texas (the “Lender”).

WHEREAS, the Borrower desires to borrow $249,000 from the Lender in accordance with the terms and conditions set forth herein, and

WHEREAS, the Lender desires to lend $249,000 to the Borrower in accordance with the terms and conditions set forth herein.

THEREFORE, the Lender and the Borrower agree as follows:

1.     ACQUISITION OF CONVERTIBLE DEBENTURE. The Borrower hereby agrees to sell and the Lender agrees to buy a Convertible Debenture of the Borrower in the form attached hereto as Exhibit A. The Convertible Debenture shall have the principal amount of $249,000.00 (Principal). The Convertible Debenture Principal shall be payable to the Borrower within five business days following execution of this Agreement by the Lender and against delivery of a duly executed Convertible Debenture. In addition, a resolution of the Board of Directors of the Borrower authorizing the execution of this Convertible Debenture Agreement is attached to this Agreement, marked as Exhibit “B”, and by this reference made a part hereof.

2.     CONVERTIBLE DEBENTURE TERM AND INTEREST RATE. The Convertible Debenture Principal shall be due and payable to the holder thereof on May 4, 2007. The holder thereof may at its election extend the term of the Convertible Debenture for two (2) successive one (1) year periods upon written notice thereof to the Borrower.

        Interest on the Convertible Debenture shall accrue from the date of payment of the Convertible Debenture Principal to the Borrower at the rate of seven percent (7%) per annum, calculated and compounded monthly, until paid or converted. Interest shall be due and payable to the Lender in cash on a quarterly basis within ten (10) calendar days of the end of each quarter. However, in the event of default, interest shall accrue at the rate of ten percent (10%) per annum, calculated and compounded monthly, from the date of default.

3.     REDEMPTION. The Borrower may only elect to redeem the Convertible Debenture by paying the principal and any remaining accrued interest of the Convertible Debenture at the end of the term thereof (provided, however, that if Borrower is compelled by the third-party requirements of a reorganization, such as a merger, or other, to satisfy all of Borrower’s debt, and Borrower’s share price for its common stock is less than Lender’s minimum conversion price set out herein, then, and only then, will Lender’s conversion price be adjusted downward to Borrower’s market price, which is defined as the average of the closing price of Borrower’s shares of common stock for the three (3) days prior to the Notice of Redemption.) Should Borrower redeem the Convertible Debenture under the foregoing scenario, Borrower will not be subject to any prepayment penalty. The foregoing notwithstanding, the Lender may convert the principal and accrued interest into any securities of the Borrower that are offered, or may be offered, pursuant Paragraph 5 below upon three (3) days written notice of conversion.

4.     NEGOTIABILITY. The Convertible Debenture shall be saleable, transferable, assignable or otherwise negotiable, by the holder thereof for value, to a Holder in Due Course as defined by the Uniform Commercial Code, upon written notification to Borrower of the new holder and its address. The Borrower hereby makes an unconditional promise to repay the principal and accrued interest of the Convertible Debenture on or before the date due to any such Holder in Due Course. Furthermore, it is agreed that all rights, benefits, representations and warranties made by the Borrower shall survive any sale, transfer, assignment, or other negotiation by Lender to a Holder in Due Course. Additionally, Lender and Borrower agree that all rights, benefits, representations and warranties made by the Lender shall survive any sale, transfer, assignment, or other negotiation by Lender to a Holder in Due Course. The Borrower acknowledges that repayment to a Holder in Due Course is not subject to any claims or defenses the Borrower may have against the Lender.

5.     CONVERSION OF DEBT INTO BORROWER’S SECURITIES. At any time after the date the Principal of the Convertible Debenture is paid to the Borrower, the Lender may elect to convert the principal and accrued interest (to the date prior to the date Notice of Conversion is given to the Borrower) in whole or in part, or solely the accrued interest in whole or in part. This conversion may be made into as many securities, of whatever class of stock or other securities offered, or which may be offered, of the Borrower as equals the dollar amount to be converted pursuant to the applicable formula below. (Provided, however, that the specific class of securities that the principal and interest amount will be converted into will be common stock, unless the Borrower elects a different class of securities.)

For example, should Lender convert into Borrower’s common stock, the conversion shall be for the amount of stock as equals the dollar amount converted divided by $0.025 per share. This paragraph is illustrated in the following example:

Example: Conversion amount is $100. By dividing $100 by the conversion share price of $0.025 per share, the lender purchases 4,000 shares.

(Provided, however, that if Borrower’s common stock has subsequently been restructured, i.e., a reverse merger, buyout, or other form of capital stock restructuring, the conversion price must take into account, and be converted to, the new restructured price of the Borrower’s shares, whether lower or higher).

(Also, provided, however, as set out in Paragraph 3 above, that if Borrower is compelled by the third-party requirements of a reorganization, such as a merger, or other, to satisfy all of Borrower’s debt, and Borrower’s share price for its common stock is less than Lender’s minimum conversion price set out herein, then, and only then, will Lender’s conversion price be adjusted downward to Borrower’s market price, which is defined as the average of the closing price of Borrower’s shares of common stock for the three (3) days prior to the Notice of Redemption.)

As to any other class of stock, or other security interest offered by Borrower, then the conversion shall be made at the amount as equals the dollar amount converted divided by fifty percent (50%) of the average closing bid price for the class of stock being purchased as reported by the NASD Electronic Bulletin Board, or the OTC Pink Sheets, for the three (3) days prior to the date of the Lender’s Notice of Conversion to the Borrower. However, should the class of stock or security interest not be traded and quoted on a public market, or in the event Borrower’s common stock were not traded or quoted on a public market, then the price shall be fifty percent (50%) of the price per share or per security interest of the market value of such securities as determined by an independent, financial appraiser which is agreeable to both Borrower and Lender. This paragraph is illustrated in the following example:

Example: Closing bid price of securities of $0.10 (ten cents) per share.
                Amount being converted of $300,000 (three hundred thousand dollars).

Amount of securities to be issued pursuant to conversion: $300,000 divided by (50% of $0.10 [ten cents] or $0.05 [five cents]), which equals 6,000,000 shares. dollars).

6.     DEFAULT. Each of the following events shall be and shall constitute an event of default under this Agreement:

(a)	Any default by the Borrower in the punctual payment of the principal and accrued interest of the outstanding Convertible Debenture when, and as, the same shall become due and payable;

(b)	Any default by the Borrower under, or breach by the Borrower in the performance of, any covenant, agreement, warranty, representation or condition contained in this Agreement or the Convertible Debenture;

(c)	If the Borrower shall:

(i)	apply for, or consent to, the appointment of a receiver, trustee, or liquidation of the Borrower for all or substantially all assets of the Borrower; (ii) file or be served with any petition for relief under the Bankruptcy Code or any similar federal or state law or admit in writing its inability to pay its debts as they become due; (iii) make a general assignment to creditors;

(d)	If any pleading shall be filed in any court or other forum seeking the adjudication of the Borrower as a bankrupt or insolvent, the appointment of a receiver, trustee, or liquidation of the Borrower or of all or substantially all of their assets which pleading shall not be dismissed within thirty (30) days; or

(e)	The filing of any tax lien respecting any of the assets of the Borrower;

(f)	The failure to file all periodic reports of the Borrower with the U.S. Securities and Exchange Commission;

(g)	The foregoing notwithstanding, the Borrower shall have thirty (30) days from the date of notice of such default to cure said default. Upon such cure the terms of a Convertible Debenture shall continue in effect.

7.     REMEDIES UPON DEFAULT. Upon the occurrence of any one or more of the events of default described in Paragraph 6 of this Agreement and subject solely to the Borrower’s actual cure of the default pursuant to Section 6(g), the holder of the Convertible Debenture at its option, and in its sole discretion, may declare the unpaid balance of the principal and accrued interest immediately due and payable as fully and as completely as if said aggregate sum was originally agreed to be paid at such time, all without notice or demand, which are hereby expressly waived by the Borrower. In addition, upon the occurrence of any one or more of such events of default, the holder may proceed to enforce payment of the principal and accrued interest, including conversion as set out in paragraph 5 above, default interest, as accelerated as above provided, and any and all other duties, obligations and liabilities secured by this Agreement and the Convertible Debenture.

8.     LOCATION OF TRANSACTION. The offer and acceptance of the Convertible Debenture, and any subsequent election to convert a Convertible Debenture into common stock as provided by Paragraph 4 above, shall be deemed concluded at the office of the Borrower, 9661 South 700 East, Salt Lake City, Utah 84070.

9.     EXEMPTION OF THIS DEBENTURE FROM REGISTRATION. The Borrower and the Lender agree that the offer and acceptance of this Convertible Debenture is exempt from the registration requirements of Section 5 of the Securities Act of 1933, pursuant to an exemption specified in Section 4(2) of the Act. The securities being offered by the Borrower to the Lender, in the event that the Lender exercises its conversion rights to purchase Borrower’s common stock pursuant to this agreement, have not been registered under the Securities Act of 1933 or applicable State Blue Sky or securities laws and are offered under the exemption from registration discussed above. If Lender exercises its conversion rights, the securities so purchased cannot be sold, transferred, assigned or otherwise disposed of, except in compliance with the restrictions on transfer contained in SEC Rule 144, this Convertible Debenture Agreement and the applicable Federal and State securities laws and regulations.

10.     REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants to the Lender as follows:

(a)	The Borrower shall maintain accurate records and books of account, in accordance with generally acceptable accounting principles, consistently applied throughout the periods included therein, and the Lender shall have the right to receive and review Borrower’s SEC filings and financial statements contained therein;

(b)	The Borrower shall pay and discharge when due all taxes, levies and other charges which are or, if they remain unpaid, may become a lien against its properties or assets;

(c)	The Borrower shall notify the Lender if, at any time, it changes the address of the office where it keeps its books and records.

(d)	The Borrower shall maintain its corporate existence and comply with all valid and applicable statutes, rules, ordinances, regulations or orders, federal, state and local, and maintain its properties in good operating conditions;

(e)	The Borrower shall at all times that the Convertible Debenture is outstanding, maintain an adequate number of authorized but un-issued shares of common stock necessary for the conversion of the Principal and accrued interest.

(f)	The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is qualified or authorized to do business as a foreign corporation and is in good standing in all jurisdictions in which qualification or authorization may be required and has all requisite corporate power and authority, licenses and permits to own or lease and operate its properties and any of its business as presently being conducted and to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

(g)	The Borrower is a Reporting Company whose common stock is registered with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 as amended. The Borrower represents and warrants that it will file all such reports as required and that the information contained therein does not and will not contain any misstatement of material information or any omission of information necessary to make the information provided not misleading.

11.     REPRESENTATIONS AND WARRANTIES OF LENDER. The Lender represents and warrants to the Borrower as follows:

(a)	Lender is an accredited investor within the definition set out in Section 2(15) of the Securities Act of 1933, including Securities Act of 1933 Rule 501, which definition has been provided to Lender.

(b)	The offer and acceptance of the Convertible Debenture, and any Shares received upon conversion thereof, shall have taken place only after a thorough review and execution by Lender of Borrower’s current Subscription Agreement to be drafted by Borrower’s legal counsel that will be provided to Lender in the event of conversion.

(c)	The Lender is aware that the Convertible Debenture, and Shares received upon conversion thereof, have not been and may not be registered with the U.S. Securities &

Exchange Commission, and may only be sold in accordance with Rule 144 of the General Rules and Regulations promulgated under the Securities Act of 1933, with any restricted period beginning for consideration thereunder on the day the final payment of principal is paid upon the Convertible Debenture.

(d)	The Lender is acquiring the Convertible Debenture, and Shares received upon conversion thereof, for investment and not with a view to the distribution thereof and has not entered into any agreement or other arrangement or understanding with any party regarding the resale of the shares. The foregoing notwithstanding, the Lender represents that its investment intent is to bear the investment risk of becoming an unsecured creditor of the Borrower for up to one (1) year in expectation of market appreciation for the underlying common stock, a matter which Borrower expressly cannot and does not assure.

(e)	The Lender will not sell, sell short or cause any trading directly or indirectly to take place, in the market of the Borrower’s common stock or such other securities of the Borrower that would in anyway affect the trading price of the stock until after a Notice of Conversion is given to the Borrower.

12.    ACCEPTANCE OF INVESTMENT INTENT AND ESTOPPEL. In reliance upon the representations and warranties of the Lender, the Borrower affirmatively accepts and acknowledges: the Lender’s investment intent; that the Lender is not an “underwriter” as defined by Section 2(11) of the Securities Act of 1933; and that the Borrower shall be estopped from asserting as either a claim or defense that the Lender is an underwriter as a result of the purchase of the Convertible Debenture or conversion thereof.

13.    BROKERAGE FEES AND OTHER EXPENSES. The Borrower and Lender agree that there are no brokerage fees or commissions due upon the sale of the Shares and that each shall bear their own incidental expenses of the transaction including any attorney’s fees. In addition, the Borrower and Lender agree that there is no finder fee or other payment due to any third party as result of this transaction.

14.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Representations and Warranties set forth above shall survive the execution of this Agreement and may be relied upon by either Party so long as the relying Party does not have actual knowledge of the invalidity or inaccuracy of said Representations and Warranties.

15.    INDEMNIFICATION. Borrower agrees to indemnify and hold harmless Lender for any liability arising to Lender after closing from Lender’s reliance on Borrower’s Representations and Warranties. Lender also agrees to indemnify and hold harmless Borrower for any liability arising to Borrower after closing from Borrower’s reliance on Lender’s Representations and Warranties.

16.     COUNTERPARTS/FACSIMILE SIGNATURES. This Agreement may be executed in counterpart signatures and the Parties agree that a facsimile signature transmitted from a known telephone number of either Party shall be deemed to be an original signature.

17.     GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the United States and the State of Utah. In the event that any dispute should arise pertaining to this Agreement, the Parties agree that jurisdiction shall vest only in the State or Federal Courts located in Salt Lake City, Utah in order to resolve such dispute.

18.     NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) on date of delivery if delivered personally or (b) on the fifth day after being sent by certified mail, return receipt requested, with postage prepaid, or by courier service, return receipt requested, as follows:

Borrower:	Terry C. Turner, President GOLDEN EAGLE INTERNATIONAL, INC. 9661 South 700 East Salt Lake City, Utah 84070

Lender:	Aloha Holdings, Inc. P.O Box 136369 Fort Worth, Texas 76136

19.     ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

EXECUTED AND ACKNOWLEDGED THIS 4th DAY OF NOVEMBER, 2005.

GOLDEN EAGLE INTERNATIONAL, INC. By: /s/ Terry C. Turner —————————————— Terry C. Turner, President

By: /s/ Mark Delong —————————————— Aloha Holdings, Inc.

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